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                                                                   EXHIBIT 10.35

                  SHAREHOLDERS' AGREEMENT, dated as of October 15, 1998 (the "Agreement"), among Granaria Holdings B.V., a Dutch corporation ("Holdings"), Granaria Industries B.V., a Dutch corporation ("Issuer"), Eagle-Picher Holdings, Inc., a Delaware corporation ("Parent"), Eagle-Picher Industries, Inc., an Ohio corporation (the "Company"), and each of the persons designated as a Shareholder on the signature pages of this Agreement and any subsequent holder of Restricted Stock of the Issuer who shall become a signatory to this Agreement (collectively, the "Shareholders").

                                  Introduction
                                  ------------

                  In connection with the acquisition of the Company by the Issuer, the Company adopted the Incentive Stock Plan of Eagle-Picher Industries, Inc. (the "Plan").

                  Pursuant to the Plan, the Company transferred US$10 million to the Eagle-Picher Management Trust (the "Trust") to fund its purchase of non-voting certificates of beneficial ownership ("Restricted Stock") in a voting trust established under Dutch law. Such voting trust was established for the purpose of holding Class B shares of the Issuer (the "Class B Shares").

                  In accordance with the Plan, the Committee (as defined in the Plan) granted units (the "Units") to certain Senior Officers (each, a "Senior Officer") and Senior Managers (each, a "Senior Manager"). Each Unit represents the right to receive from the Trust one share of Restricted Stock.

                  Pursuant to the Plan, each Shareholder will receive a specified amount of Restricted Stock upon vesting of the Units, provided such Shareholder enters into this Agreement.

                  As of the date of this Agreement, the Plan was amended and restated (the "Amended Plan") to modify, among other things, the vesting of the Units.

                  In consideration of the premises and of the mutual covenants and obligations hereunder set forth, the parties agree as follows:

                  Section 1. DESIGNATION OF CUSTODIAN. Each Shareholder hereby designates Granaria Industries to act as custodian of such Shareholder's shares of Restricted Stock and to take physical possession of shares of Restricted Stock at the time of the transfer of such shares to a Participant.

                  Section 2. VOTING TRUST. Each Shareholder hereby acknowledges that the shares of Restricted Stock are non-voting certificates of beneficial ownership ("certificaten van aandalen") in a voting trust ("stichting administratie kantoor") established under Dutch law for purposes of holding Class B Shares of the Issuer (or a successor voting trust established with respect to shares received in exchange for Class B shares of the Issuer). Each Shareholder further


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acknowledges that each share of Restricted Stock represents a beneficial ownership interest in the voting trust corresponding to one Class B Share of the Issuer (or shares received in exchange for one Class B Share of the Issuer).

                  Section 3. TRANSFER RESTRICTIONS. (a) Except as otherwise provided in Sections 3(b), 4, 5, 6, 7 and 8 of this Agreement, no Shareholder shall transfer, sell, assign, pledge, hypothecate or otherwise dispose (each, a "Transfer") of any shares of Restricted Stock at any time. No Transfer of shares in violation hereof shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

                  (b) A Shareholder may Transfer his shares of Restricted Stock:

                           (i) to (A) the spouse, parents, siblings and lineal
                  descendants of such Shareholder, (B) a trust for the benefit of any of the foregoing, (C) any corporation (other than the Company) or partnership controlled by such Shareholder, members of such Shareholder's immediate family and lineal descendants or trusts for the benefit of any of the foregoing and (D) upon the death of the Shareholder, the Shareholder's estate, executors, administrators and personal representatives, and heirs, legatees and distributees;

                           (ii) if such Shareholder has attained the age of 62;

                           (iii) if such Shareholder is a Senior Manager who has
                  held the Units and the associated Restricted Stock for an aggregate period of not less than 10 years from the Award Date; or

                           (iv) in the event of an Initial Public Offering.

                  (c) Any Transfer pursuant to Section 3(b) shall not be effective until such time as the transferee has agreed in writing to be bound by and to comply with all provisions of this Agreement.

                  Section 4. "COME ALONG" OBLIGATION. (a) Each Shareholder shall, if requested by Holdings at any time, transfer for value a pro rata portion of such Shareholder's shares of capital stock to any other person (the "Proposed Buyer") in the manner set forth in this Section 4 in connection with the transfer by Holdings of any of its shares of capital stock.

                  (b) If Holdings elects to exercise its rights under this
Section 4, it shall deliver a notice (the "Come Along Notice") to the Shareholders. The Come Along Notice shall set forth the principal terms of the proposed transfer insofar as it relates to the Common Stock or Class B Stock, as the case may be, including the number of shares of capital stock to be transferred, the transfer price, the form of consideration, the name and address of the proposed transferee and the other principal terms of the proposed transaction (the "Come Along Sale").

                  (c) Each Shareholder shall be bound and obligated to transfer his or its Class B Shares in the Come Along Sale on the same terms and conditions, including price per share (on a proportional basis), as Holdings transfers its capital stock (including an agreement containing customary representations, warranties and indemnities with respect to their ownership of the


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shares), provided, however, that if the purchaser is an Affiliate, then the terms and conditions, including price, shall be at least as favorable as could be obtained in an arms'-length transaction with an unaffiliated third party. The amount of capital stock to be transferred by a Shareholder shall be determined on a pro rata basis according to the proportion which the number of shares which Holdings intends to transfer in such Come Along Sale bears to the total number of shares held by such Shareholder. Each Shareholder shall also take such actions and execute such documents and instruments as shall be necessary or desirable in order to consummate the Come Along Sale expeditiously and on the same terms as Holdings transfers its Capital Stock. On or before the date selected by Holdings for consummation of the proposed Come Along Sale, each Shareholder shall instruct the custodian to deliver the shares of capital stock to be transferred by such Shareholder, duly endorsed for transfer with signature guaranteed, free and clear of any claims, with any stock transfer tax stamps affixed, against delivery of the applicable purchase price.

                  (d) If more than 120 days elapse from the giving of the Come Along Notice without the consummation of the Come Along Sale, the Shareholders shall be released from their obligation under such Come Along Notice, and it shall be necessary for a separate Come Along Notice to be furnished, and the terms and provisions of this Section 4 separately complied with, in order to consummate a Come Along Sale pursuant to this Section 4.

                  Section 5. RIGHT OF FIRST REFUSAL. (a) If, at any time, a Shareholder is able to transfer its shares of Restricted Stock pursuant to this Agreement and prior to an Initial Public Offering, a Shareholder receives a bona fide offer (the "Offer") to purchase any or all of his shares of Restricted Stock from a third party (the "Offeror") which such Shareholder wishes to accept, the Shareholder shall cause the Offer to be reduced to writing and shall notify Holdings and the Company in writing of such Shareholder's wish to accept such Offer. Such notice shall contain an irrevocable offer to sell such shares of Restricted Stock to the Company (in the manner set forth below) at a purchase price equal to the price contained in, and on the same terms and conditions of, the Offer, and shall be accompanied by a true copy of the Offer (which shall identify the Offeror). During the period 30 days (and, if the Offer includes consideration other than cash, such additional number of days, if any, necessary to determine the equivalent all cash price pursuant to clause (ii) below) after the date of the receipt by Holdings of the Shareholder's notice (the "Option Period"), Holdings (or any of its designees) shall have the right and option to purchase, or to arrange for a third party to purchase, all of the shares of Restricted Stock covered by the Offer either (i) at the same price and on the same terms and conditions as the Offer or (ii) if the Offer includes any consideration other than cash, then at the sole option of Holdings, at the equivalent all cash price (which shall be mutually agreed upon by the parties pursuant to good faith negotiations between the parties within 10 business days after the receipt of such notice or, if the parties cannot so agree within such 10 business day period, determined by an investment banking firm of national reputation mutually and reasonably acceptable to, and promptly selected by, the parties). If such option to purchase is exercised by Holdings, a certified bank check or checks in the appropriate amount shall be delivered to the Shareholder at the principal office of the Company against delivery of certificates or other instruments representing the shares of Restricted Stock so purchased, appropriately endorsed by the Shareholder.

                  (b) If at the end of the Option Period, Holdings has not tendered the purchase price for such shares in the manner set forth above, the Shareholder may during the succeeding 90



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day period sell not less than all of the shares of Restricted Stock covered by the Offer to the Offeror at a price and on terms no less favorable to the Shareholder than those contained in the Offer. No sale may be made to any Offeror unless the Offeror agrees in a writing satisfactory to the Company to be bound by and to comply with the provisions of this Agreement. Promptly after such sale, the Shareholder shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Company. If, at the end of 90 days following the expiration of the Option Period, the Shareholder has not completed the sale of such shares of Restricted Stock as aforesaid, all the restrictions on sale, transfer or assignment contained in this Agreement shall again be in effect with respect to such shares of Restricted Stock.

                  Section 6. SHAREHOLDERS' PUT RIGHTS. (a) At any time prior to an Initial Public Offering, each Affected Shareholder shall have the right, in its sole discretion and on one occasion, to sell to the Company, and the Company shall be required to purchase (the "Put Right"), from such Affected Shareholder all or part of the shares of Restricted Stock then held by such Shareholder at a price per share equal to the Agreed Share Price (as defined in the Amended
Plan). If an Affected Shareholder wishes to exercise its Put Right, such Shareholder shall send written notice of such exercise to the Company and Holdings, at least 60 days prior to the proposed closing, which notice shall contain the number of shares of Restricted Stock which is the subject of such exercise. During such 60 day period, Holdings, in its sole discretion, shall have the right to purchase from the Affected Shareholder the number of shares subject to the Put Right at a price per share equal to the Agreed Share Price. If Holdings does not purchase such shares, the closing of the Company's purchase shall take place at the principal office of the Company on the 60th day after the giving of such notice. Each Put Right shall expire and have no further force and effect if such right is not exercised by the Affected Shareholder (by sending a notice as provided above) within 30 days after such Affected Shareholder receives written notice of its Put Right. An "Affected Shareholder" shall mean: (i) a Beneficiary or Incapacitated Shareholder, (ii) a Shareholder, who is or was employed by the Company (or its Affiliates), at the time such Shareholder attains the age 62 and (iii) a Shareholder whose employment with the Company (or any Affiliate) is terminated other than for cause.

                  (b) In addition to the Put Right provided in Section 6(a), each Senior Manager who has held his Units and the associated Restricted Stock for an aggregate period of not less than 10 years from the Award Date shall have the right, in its sole discretion and at any time, to sell to the Company, and the Company shall be required to purchase (the "Manager Put Right"), from such Senior Manager all or part of the shares of Restricted Stock then held by such Shareholder at a price per share equal to the Agreed Share Price (as defined in the Amended Plan). If a Senior Manager wishes to exercise its Manager Put Right, such Senior Manager shall send written notice of such exercise to the Company and Holdings, at least 60 days prior to the proposed closing, which notice shall contain the number of shares of Restricted Stock which is the subject of such exercise. During such 60 day period, Holdings, in its sole discretion, shall have the right to purchase from the Senior Manager the number of shares subject to the Manager Put Right at a price per share equal to the Agreed Share Price. If Holdings does not purchase such shares, the closing of the Company's purchase shall take place at the principal office of the Company on the 60th day after the giving of such notice. Each Manager Put Right shall expire and have no further force and effect at the time when the Senior Manager becomes an Affected Shareholder

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                  (c) In addition to the Put Right provided in Section 6(a), each Senior Officer shall have the right following the date upon which the employee is no longer employed by the Company (the "Trigger Date"), in its sole discretion, to sell to the Company, and the Company shall be required to purchase (the "Special Put Right"), (i) on the third anniversary of the Trigger Date, 50% of the shares of Restricted Stock then held by such officer; and (ii) on the fifth anniversary of the Trigger Date, 50% of the shares of Restricted Stock held by such officer as of the third anniversary of the Trigger Date, in each case, at a price per share equal to the Agreed Share Price calculated at the time of each purchase. If a Senior Officer wishes to exercise its Special Put Right, such officer shall send written notice of such exercise to the Company and Holdings at least 90 days prior to third anniversary and fifth anniversary of the Trigger Date, as applicable. If a Senior Officer exercises the Special Put Right, then during the 90 day period prior to the third anniversary or the fifth anniversary of the Trigger Date, as applicable, Holdings, in its sole discretion, shall have the right to purchase from the officer the number of shares subject to the Special Put Right at a price per share equal to the Agreed Share Price. If Holdings does not purchase such shares, the closing of the purchase shall take place at the principal office of the Company on the third anniversary or the fifth anniversary of the Trigger Date, as applicable. Each Special Put Right shall expire and have no further force and effect if such right is not exercised by the Senior Officer by sending a notice as provided above.

                  Section 7. HOLDINGS' CALL RIGHTS. (a) Immediately following the expiration of each Put Right pursuant to the terms of Section 6(a) of this Agreement, Holdings (or its designee) shall have the right, in its sole discretion (the "Call Right"), to purchase any or all of the shares of Restricted Stock then held by such Affected Shareholder or its transferees, if applicable, at a price per share equal to the Agreed Share Price. The Call Right shall not be exercisable by Holdings if the Affected Shareholder is a Senior Officer or a Beneficiary of a Senior Officer. If Holdings wishes to exercise its rights under this Section 7, it shall send written notice (containing the number of shares of Restricted Stock to be purchased) of such exercise to such Affected Shareholder within the 30-day period following the expiration of the Affected Shareholder's Put Right. The closing of such purchase shall occur at the principal office of the Company 30 days after written notice is provided to the Affected Shareholder. The Call Right shall expire and have no further force and effect if such right is not exercised by Holdings or its designees (by sending a notice as provided above) within the 30-day period following the expiration of the Affected Shareholder's Put Right.

                  (b) In the event that a Senior Manager has held his Units and the associated Restricted Stock for an aggregate period of not less than 10 years from the Award Date, Holdings (or its designee) shall have the right, from time to time in its sole discretion (the "Manager Call Right"), to purchase any or all of the shares of Restricted Stock then held by such Senior Manager or its transferees, if applicable, at a price per share equal to the Agreed Share Price. If Holdings wishes to exercise its rights under this Section 7, it shall send written notice (containing the number of shares of Restricted Stock to be purchased) of such exercise to such Senior Manager. The closing of such purchase shall occur at the principal office of the Company 30 days after written notice is provided to the Senior Manager. The Manager Call Right shall expire and have no further force and effect at the time such Senior Manager becomes an Affected Shareholder.

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                  (c) On the fifth anniversary of a Senior Officer's Trigger
Date, Holdings (or its designee) shall have the right, in its sole discretion (the "Special Call Right"), to purchase any or all of the shares of Restricted Stock then held by such Senior Officer or its transferees, if applicable, at a price per share equal to the Agreed Share Price. If Holdings wishes to exercise its Special Call Right, it shall send written notice (containing the number of shares of Restricted Stock to be purchased) of such exercise to such Senior Officer within the 30-day period following the fifth anniversary of such Senior Officer's Trigger Date. The closing of such purchase shall occur at the principal office of the Company 30 days after written notice is provided to the Senior Officer. The Special Call Right shall expire and have no further force and effect if such right is not exercised by Holdings or its designees (by sending a notice as provided above) within the 30-day period following the fifth anniversary of such Senior Officer's Trigger Date.

                  Section 8. OPTIONAL PUT/CALL RIGHT. (a) Each Shareholder may elect (the "Election") to have the right, exercisable after December 1, 2003 by written notice to the Company received on or before January 31, 2004, to sell to the Company, and the Company shall be required to purchase from such Shareholder, at the Agreed Share Price (the "Elective Put"), (i) within 60 days of the exercise of the Elective Put Right, 25% of the shares of Restricted Stock then held by such Shareholder or Beneficiary, if applicable, and (ii) within 60 days of the one-year anniversary of the exercise of the Elective Put Right, an additional 25% of the shares of Restricted Stock held by such Shareholder or Beneficiary, if applicable, on the date of exercise. During such 60 day periods, Holdings, in its sole discretion, shall have the right to purchase from the Shareholder the number of shares subject to the Elective Put at a price per share equal to the Agreed Share Price. If Holdings does not purchase such shares, the closing of the Company's purchase shall take place at the principal office of the Company on the 60th day after the receipt of such notice. If a Shareholder makes an Election, then Holdings (or its designee) shall have the right to purchase, and the Shareholder shall be required to sell to Holdings (or its designee), up to 50% of the shares of Restricted Stock then held by such Shareholder or his Beneficiary, if applicable, at the Agreed Share Price (the "Elective Call"), exercisable after December 1, 2003 by written notice given on or before December 31, 2003. If Holdings (or its designee) exercises its Elective Call, then the Elective Put shall be void. The closing of any Elective Call shall be at the principal office of the Company on a date selected by Holdings on or before January 31, 2004.

                   (b) In order to make an Election, a Shareholder must notify Holdings and the Company in writing prior to January 31, 1999. Such Election shall be irrevocable and shall be binding on any transferee who subsequently receives such Shares. If a Shareholder fails to make an Election within such time, the Shareholder shall not be entitled to the Elective Put and shall not be subject to the Elective Call.

                  Section 9. SECURITIES LAW COMPLIANCE. (a) Each Shareholder agrees that it will not Transfer any Restricted Stock, other than pursuant to Sections 4, 5, 6 and 8, except upon furnishing to the Company prior to any such
Transfer: (i) a written opinion of counsel (which counsel and opinion shall be reasonably satisfactory to the Company) to the effect that the proposed Transfer may be made without registration under the Securities Act of 1933, as amended (the "Act"); and (ii) either (x) a written opinion of counsel (which counsel and opinion shall be reasonably satisfactory to the Company) to the effect that the proposed Transfer may be made without registration or qualification under applicable state securities laws or (y) evidence



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satisfactory to the Company that all necessary state securities law filings in connection with the proposed Transfer have been made.

                  (b) Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Stock (and each certificate or other instrument evidencing any securities retained by the transferor) shall bear the legend set forth in Section 9.

                  Section 10. LEGEND ON STOCK CERTIFICATES. Each certificate representing shares of Restricted Stock shall bear the following legend, until such time as the shares represented thereby are no longer subject to the provisions hereof:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER SAID ACT OR IN COMPLIANCE WITH AN EXEMPTION THEREFROM AND, IN THE CASE OF A TRANSACTION NOT SUBJECT TO SUCH REGISTRATION REQUIREMENTS, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT. ADDITIONALLY, THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS' AGREEMENT, DATED AS OF SEPTEMBER 30, 1998, AMONG GRANARIA HOLDINGS, B.V., GRANARIA INDUSTRIES, B.V., EAGLE-PICHER HOLDINGS, INC., EAGLE-PICHER INDUSTRIES, INC. (THE "COMPANY") AND THE SHAREHOLDERS NAMED AS PARTIES THERETO, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN CONTRAVENTION OF SUCH AGREEMENT SHALL BE VALID OR EFFECTIVE. COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY."

                  Section 11. TERMINATION. This Agreement shall terminate, and the custodian shall distribute all shares of Restricted Stock to the Shareholders, upon (i) an Initial Public Offering, (ii) a merger or consolidation involving the Issuer, or (iii) a sale, lease, exchange or other transfer of all or substantially all of the assets of the Issuer, the Parent or the Company. In its discretion the Committee may delay distribution of Restricted Stock for a reasonable period of time following an event described in this Section 11.

                  Section 12. MISCELLANEOUS.

                    (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement



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among the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between or among any of the parties hereto.

                           (b) DEFINITIONS. All defined terms not defined herein
shall have the meanings ascribed to them in the Amended Plan. For purposes of this Agreement, the following terms shall have the following meanings:

                           "Affiliate" shall mean any entity if, (i) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity, (ii) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company, or (iii) such entity is at least 50% owned (directly or indirectly) by one or more entities described in (i) or (ii) above.

                           "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Shareholder who is or was employed by the Company (or its Affiliates) in his or her most recent written beneficiary designation filed with the Committee to receive the Shareholder's rights under the Amended Plan upon the such Shareholder's death, or, if there is no such designation or no such designated person survives the Shareholder, then the person, persons, trust or trusts entitled by will or applicable law to receive such rights or, if no such person has such right then the executor or administrator of the Shareholder who is or was employed by the Company (or its Affiliates).

                           "Incapacitated Shareholder" shall mean a Shareholder who is or was employed by the Company (or its Affiliates) and who is permanently and totally disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

                           "Initial Public Offering" shall mean the sale of (i) the common stock of the Company or Parent if, at the time of the offering, the shares of Restricted Stock are convertible into or exchangeable for shares of Common Stock of the Company or Parent, as the case may be, or (ii) the Class B Stock of the Issuer, in each case, to the public pursuant to an effective registration statement under the Act (or an equivalent regulatory authority) covering the offering and sale of such shares for the Company, Parent or the Issuer, as applicable, which shares following the offering will be listed on any significant international stock exchange.

                           (c) SEVERABILITY. If any provision of this Agreement
shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

                           (d) HEADINGS. Descriptive headings are for
convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                           (e) NOTICES. All notices or other communications
which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by telecopy (with confirmation of receipt) or sent by overnight courier or registered or certified mail, postage



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prepaid, return receipt requested, addressed, (i) if to a Shareholder, to such
Shareholder's address set forth on such Shareholder's signature page hereto;
(ii) if to the Company, to Eagle-Picher Industries, Inc., 250 East Fifth Street, Cincinnati, Ohio 45202, Attention: David G. Krall, Esq., Fax No.: (513) 629-2572; (iii) if to Holdings, to Granaria Holdings B.V., Lange Voorhout 16, P.O. Box 233, 2501 CE The Hague, The Netherlands, Attention: Peter J. Ph. Kortenhorst, Fax No.: 011 31 70 312 11 99; or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If mailed as aforesaid, any such communication shall be deemed to have been given on the third business day following that on which the piece of mail containing such communication is posted.

                           (f) COUNTERPARTS. This Agreement may be executed in
any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. From time to time additional Shareholders may become parties to this Agreement by executing a counterpart hereof without necessity of execution by the other parties.

                           (g) ASSIGNMENT. This Agreement shall not be
assignable by any party without the written consent of the other parties; PROVIDED, HOWEVER, that the Company shall have the right to assign any or all of its rights or obligations to purchase shares of Restricted Stock pursuant to Sections 3, 4 and 5 hereof. Any purported assignment not permitted hereunder shall be void.

                           (h) MODIFICATION. Except as otherwise provided
herein, neither this Agreement nor any provision hereof may be modified, changed, discharged or terminated except by an instrument in writing signed by the Holdings, the Issuer, the Company and Shareholders holding 75% or more of the outstanding Restricted Stock held by all Shareholders. Notwithstanding the foregoing, the Committee may cause the Class B Shares to be exchanged for non-voting shares of common stock of Parent, provided that such shares in the aggregate represent the same indirect proportional ownership in the Company as the Class B Shares represent on the date hereof. In such event, the term "Restricted Stock" shall refer to non-voting certificates of beneficial ownership in a voting trust established under Delaware law for the purpose of holding the non-voting common stock of Parent received in exchange for the Class B Shares.

                           (i) ADDITIONAL ACTIONS. Each Shareholder agrees (i)
that the Board and officers of the Company may take any additional corporate action necessary to make effective the provisions hereof, including (without limitation) filing any amendments to the Company's charter and other constitutive documents, and hereby appoints the Company's Secretary its attorney-in-fact for the execution of all such documents, consents and approvals and (ii) that it will vote its shares of Restricted Stock to approve any such action.

                           (j) RIGHTS TO NEGOTIATE REPURCHASE PRICE. Nothing in
this Agreement shall be deemed to restrict or prohibit the Company or Holdings (or its designees) from purchasing shares of Restricted Stock from a Shareholder, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon between the parties, whether or not at the time of such purchase circumstances exist which specifically grant the Company or



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Holdings (or its designees) the right to purchase, or the Shareholder the right to sell, shares of Restricted Stock under the terms of this Agreement.

                           (k) EMPLOYMENT BY THE COMPANY. Nothing contained in
this Agreement or in any other agreement entered into by the Company and the Shareholder contemporaneously with the execution of this Agreement (i) obligates the Company or any subsidiary of the Company to employ the Shareholder in any capacity whatsoever or (ii) prohibits or restricts the Company (or any subsidiary) from terminating the employment, if any, of the Shareholder at any time or for any reason whatsoever, with or without cause, and the Shareholder hereby acknowledges and agrees that neither the Company nor any other person has made any representations or promises whatsoever to the Shareholder concerning the Shareholder's employment or continued employment by the Company.

                           (l) REMEDIES. In the event of a breach or threatened
breach by a Shareholder of the provisions of this Agreement, the Company shall be entitled to an injunction restraining such Shareholder from such breach or compelling compliance with such provision. Nothing contained herein shall be construed as prohibiting the Company or any Shareholder from pursuing any other remedies available at law or equity for such breach or threatened breach of this Agreement.

                           (m) SPECIFIC ENFORCEMENT. Each Shareholder expressly
agrees that such Shareholder and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by a Shareholder, the other Shareholders and the Company shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, or a decree for specific performance, in accordance with the provisions hereof.

                           (n) CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT FOR THOSE MATTERS REQUIRED TO BE GOVERNED BY THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.

                           (o) CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.
EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF FEDERAL AND STATE COURTS OF OHIO FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH OF THE PARTIES HERETO AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED THERETO EXCEPT IN SUCH COURT. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY

JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               (p) SET-OFF. The Company or any Affiliate shall have the right to set off any amounts owed by a Shareholder to the Company or any Affiliate against any amounts payable by the Company or any Affiliate to a Shareholder.

               (q) TRANSFER DOCUMENTS. In connection with any put or call right contained herein, a Shareholder shall deliver such instruments and documents as may be reasonably required by the Company or Holdings or their designee, as applicable, to transfer good title to any Restricted Shares transferred, free and clear of any liens or encumbrances whatsoever, and shall warrant the same and indemnify the purchaser for any breach of such warranty, as a condition to receipt of payment therefor.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written or, if such party has dated its signature, on the date(s) set forth below.


GRANARIA HOLDINGS, B.V.             GRANARIA INDUSTRIES, B.V.
By:                                 By:
   --------------------------------   ------------------------------
   Name:                              Name:
   Title:                             Title:

EAGLE-PICHER HOLDINGS, INC.         EAGLE-PICHER INDUSTRIES, INC.

By:                                 By:
   --------------------------------   ------------------------------
   Name:                              Name:
   Title:                             Title:

SHAREHOLDERS:

----------------------------------
        Signature

Name:
      ----------------------------
             Please Print
      ----------------------------
             Street Address
      ----------------------------
           City, State, Zip

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